Purchase Price Allocation (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Schedule of supplemental pro forma information of the financial results
The following table presents supplemental pro forma financial information (in thousands) as if we acquired the Black Hawk Casinos as of January 1, 2011. We prepared the supplemental pro forma information for comparative purposes; it does not necessarily indicate what the actual results for the periods ended December 31, 2012 and 2011, would have been had we acquired the Black Hawk Casinos on January 1, 2011, nor is it indicative of any future results.

	Year Ended December 31,
	2012	2011
Net revenue	$432,400	$425,062
Operating income	53,217	48,903
Income from continuing operations, net of tax	9,449	9,434